UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2014

PLADEO CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55031	98-1039235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. 70th Avenue Denver, CO 80229
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (303) 835-8603

21 Alfred Road W.

Merrick, NY 11566

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 25, 2014, Pladeo Corp. issued a press release announcing its name change to The MaryJane Group, Inc. in order to more closely identify with its market segment. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

Number Description

99.1	Press Release from Pladeo Corp. dated March 25, 2014 entitled "Pladeo Corp. Changes Name to More Closely Identify with Market Industry Served."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2014	Pladeo Corp.

By:/s/ Joel Schneider
Name:Joel Schneider
Title:Chief Executive Officer